Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of September 18, 2009, is by and among FIRST BUSEY CORPORATION, a Nevada corporation (the “Company”), and each of the investors listed on the Schedule of Purchasers attached hereto as Annex I (each individually, a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

A.            The Board has determined that that it would be in the best interests of the Company and its stockholders for the Company to raise a significant amount of capital in a public offering of common stock pursuant to a registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in a separate private placement of convertible preferred stock.

B.            The Company has engaged an investment banking firm to facilitate the public offering and, in connection therewith, the Company anticipates that it will enter into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named therein (the “Underwriters”) pursuant to which the Company will, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, issue and sell to the Underwriters shares (the “Offered Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in connection with an offering to the public (the “Follow-On Offering”) of the Offered Shares for a per share price that will be determined by the Company and the Underwriters immediately prior to the execution of the Underwriting Agreement (the “Offering Price”).

C.            Prior to the date of this Agreement, August C. Meyer, Jr. 2009 GRAT-1, Elisabeth Meyer Kimmel 2009 GRAT-1 and Inna Meyer (the “CIBC Notificants”), who are among the Purchasers, filed a Interagency Notice of Change in Control (the “Change in Control Notice”) with the Federal Reserve Bank of Chicago (the “Federal Reserve Bank”) to obtain the Federal Reserve Bank’s consent to their acquisition of “control” (as defined in the Bank Holding Company of 1956, as amended (the “BHC Act”)) of the Company and Busey Bank, an Illinois state-chartered bank and a wholly-owned subsidiary of the Company (the “Bank”).

D.            Separate from the Follow-On Offering, the Company, with assistance from its Placement Agent (as defined in Section 7.12 below), offered, in a transaction exempt from registration, shares of a new series of convertible preferred stock of the Company (the “Preferred Shares”).  Subject only to (i) the closing of the Follow-On Offering (without regard to the exercise or not of any option granted to the Underwriters in the Underwriting Agreement) (the “Follow-On Offering Closing”) and (ii) receipt of the Federal Reserve Bank’s notice of no objection to the Change in Control Notice and (iii) the other conditions set forth in Sections 5.1 and 5.3 hereof, the Purchasers will purchase, in the aggregate, three hundred ninety three (393) shares of Series A Preferred Shares, which will be (upon the shareholder approvals described in Section 3.1(h) below) convertible automatically into shares of Common Stock at the Offering Price and will have substantially the other terms set forth in the form of Certificate of Designations for the Preferred Shares attached hereto as Exhibit A (the “Series A Certificate of Designations”), and the Company desires to issue and sell such shares to the Purchasers.  Each Purchaser desires to purchase that number of Preferred Shares set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers.

E.             The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

In consideration of the foregoing premises, which are incorporated herein by this reference, and the following mutual promises, covenants and agreements, the Company and each Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE 1
DEFINITIONS

1.1          Definitions.  Certain of the capitalized terms used but not defined herein have the meanings assigned to them in Annex II (which is incorporated herein by reference).

1.2          Principles of Construction.  With regard to each and every term and condition of this Agreement and any and all agreements and instruments subject to the terms hereof, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.

ARTICLE 2
PURCHASE AND SALE

2.1          Purchase and Sale of Preferred Shares.  Subject to (a) the terms and conditions set forth in this Agreement, (b) the Follow-On Offering Closing and (c) receipt of the Federal Reserve Bank’s notice of no objection to the Change in Control Notice, the Company will issue and sell to each Purchaser, and each Purchaser severally, but not jointly, will purchase from the Company on the Closing Date the number of Preferred Shares as is set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers.

2.2          Purchase Price.  The aggregate purchase price for the Preferred Shares to be purchased by each Purchaser (the “Purchase Price”) shall be the amount set forth opposite such Purchaser’s name in column (4) on the Schedule of Purchasers.  Each Purchaser shall pay $100,000.00 for each Preferred Share to be purchased by such Purchaser at the Closing.

2.3          Closing.  The closing of the acquisition of the Preferred Shares (the “Closing”) by the Purchasers shall occur at the offices of counsel to the Company, Barack Ferrazzano Kirschbaum & Nagelberg LLP, 200 West Madison Street, Suite 3900, Chicago, Illinois 60606.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Chicago time, on the third Business Day after the satisfaction (or waiver) of the conditions to the Closing set forth in Article 5 below (other than any such condition required to be satisfied at the Closing) or such other date and time as is mutually agreed to by the Company and the Majority of Purchasers not more than ten Business Days after such satisfaction (or waiver) of the conditions to the Closing.  At the Closing, the Company and the Purchasers shall make certain deliveries, as specified herein, and all such deliveries, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously on the occurrence of the last delivery and none of such deliveries shall be effective until the last of the same has occurred.

2.4          Delivery of Payment and Preferred Shares.  On the Business Day preceding the Closing Date, each Purchaser shall deliver to the Company the Purchase Price by wire transfer of immediately available funds to an account designated by the Company in writing by 1:30 p.m.  At the Closing, the Company shall deliver to each Purchaser the Preferred Shares, each duly executed on behalf of the Company and registered in the name of such Purchaser or its designees.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company.  The Company hereby represents and warrants to each of the Purchasers as follows:

(a)                                  Organization, Legal Capacity and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as currently conducted.

(b)                                 Bank Holding Company; State Bank Status.  The Company is duly registered as a bank holding company under the BHC Act and meets in all material respects the applicable requirements for qualification as such.  The Bank holds the requisite authority from the DFPR to conduct business as a state-chartered bank under the laws of the State of Illinois.

(c)                                  Authorization and Validity of Agreements.  The Company has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action of the Company.  This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

(d)                                 No Conflicts.  The execution, delivery and performance of this Agreement by the Company will not conflict with, violate or result in the breach of any agreement, instrument, order, judgment, law or governmental regulation to which the company is a party or is subject, nor, upon the Closing, will the consummation of the transactions contemplated hereby conflict with any provisions of the Company’s articles of incorporation or by-laws.

(e)                                  Exemption from Registration; No Integration; No General Solicitation.

(i)            Subject to the accuracy of the representations and warranties of each Purchaser, it is not necessary in connection with the offer, sale and delivery of the Preferred Shares to the Purchasers in the manner contemplated by this Agreement to register the Preferred Shares under the Securities Act.

(ii)           Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Preferred Shares in a manner that would require the registration under the Securities Act of the Preferred Shares or (ii) offered, solicited offers to buy or sold the Preferred Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(f)                                    Company Capitalization.  The authorized capital stock of the Company consists of: (i) 60,000,000 shares of Common Stock; and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share.  As of the date of this Agreement (not including the effects of the Follow-On Offering), there are: (i) (A) 35,815,892 shares of Common Stock issued and outstanding; (B) 1,976,205shares of Common Stock reserved for issuance pursuant to the Company’s employee benefit plans; and (C) 1,147,666 shares of Common Stock reserved for issuance upon exercise of the warrant issued to the U.S. Treasury pursuant to the Capital Purchase Program; and (ii) 100,000 shares of preferred stock designated as Fixed Rate Cumulative Perpetual Preferred Stock, Series T, all of which are issued and outstanding and held by the U.S. Treasury.

(g)                                 Issuance of Securities.  Upon issuance to the Purchasers, the Preferred Shares will have been duly authorized and validly issued without violation of the preemptive rights of any Person and will be fully-paid and nonassessable, free and clear of any liens, taxes or charges with respect to the use thereof and shall be entitled to the rights and preferences set forth in the Series A Certificate of Designations.  If the Stockholder Approval referred to in Section 3.1(h)(ii) is obtained, upon issuance or conversion in accordance with the Series A Certificate of Designations, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens or charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  Subject to the accuracy of the representations and warranties of the Purchasers in this Agreement, the offer, sale and issuance of the Securities hereunder is exempt from registration under the Securities Act (pursuant to the exemption provided by Section 4(2) thereof) and all applicable state securities laws.

(h)                                 Approvals.

(i)            The Board has: (A) determined that the transactions contemplated hereby and the Series A Certificate of Designations are advisable and in the best interests of the Company; (B) adopted the Transaction Documents and expressly approved the issuance and sale of the Preferred Shares to the Purchasers; (C) approved an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 (the “Articles Amendment”) to provide sufficient shares of Common Stock for reservation in connection with the conversion of the Preferred Shares and for corporate flexibility; and (D) approved and resolved to recommend that the Company’s stockholders vote in favor of each of the Proposals (as defined below).

(ii)           The only votes of the Company’s stockholders required to approve and adopt the Transaction Documents and the transactions contemplated hereby are: (A) the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at a duly called meeting of the Company’s stockholders at which the requisite quorum is present to approve the conversion feature of the Preferred Shares as required by Nasdaq; and (B) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock to approve the Articles of Amendment (such proposals are referred to herein collectively as the “Proposals,” and the receipt of sufficient votes required to approve all such Proposals is referred to herein as the “Stockholder Approval”).

3.2          Purchaser’s Representations and Warranties.  Each Purchaser hereby represents and warrants to the Company, with respect to itself only, as follows:

(a)                                  Such Purchaser has a preexisting relationships with the Company and learned of an offering of Company securities other than from the Company’s filing of a registration statement or any solicitation using the prospectus contained therein, and such Purchaser has had an interest in purchasing Company securities separate from and/or prior to the filing of a registration statement by the Company.

(b)                                 Organization, Legal Capacity and Authority.

(i)            If such Purchaser is a legal entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and, in the case of the CIBC Notificants, subject to the receipt of any Bank Regulatory Approvals, to consummate the transactions contemplated by the

Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, and has conducted business previously and has not been organized for the purpose or in contemplation of investing in Preferred Shares.

(ii)           If such Purchaser is a natural Person, such Purchaser has the legal capacity and the right to execute, deliver, enter into and, in the case of the CIBC Notificants, subject to the receipt of any Bank Regulatory Approvals, consummate and perform the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(c)           Authorization and Validity of Agreements.  Such Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement, the performance by such Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other action of such Purchaser.  No prior Bank Regulatory Approval or other approval that has not been received and is in full force and effect is needed for and Purchaser to enter into this Agreement.  Subject, only in the case of the CIBC Notificants, to their receipt of any Bank Regulatory Approvals, this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms.

(d)           No Conflicts.  The execution, delivery and performance of this Agreement by such Purchaser will not: (i) if Purchaser is a business entity, conflict with any provisions of such Purchaser’s organizational documents; or (ii) subject, only in the case of the CIBC Notificants, to their receipt of any Bank Regulatory Approvals, conflict with, violate or result in the breach of any agreement, instrument, order, judgment, law or governmental regulation to which such Purchaser is a party or is subject.

(e)           No Public Sale or Distribution.  Such Purchaser is: (i) acquiring the Preferred Shares and (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares, in each case, for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the Securities Act.  Such Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to resell or distribute any of the Securities.  Such Purchaser is not a broker-dealer (registered or otherwise) or an affiliate of a broker-dealer.  The Purchaser understands and agrees that the Preferred Shares and the Conversion Shares will be “restricted securities” and will not be freely transferable, and will be subject to the lock-up letter substantially in the form attached as Exhibit A hereto.  It is also understood that at the Closing the Purchasers and the Company will enter into a registration rights agreement substantially in the form attached as Exhibit B hereto.

(f)            Accredited Investor Status.  Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D on the basis set forth on the signature page hereto executed by such Purchaser.  Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of its investment in the Securities.

(g)           Reliance on Exemptions.  Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(h)           Access to Information.  Such Purchaser (or a duly authorized representative thereof) has been furnished with, and will hold strictly confidential, materials relating to the business, finances and operations of the Company, including information concerning the Bank, and materials relating to the offer and sale of the Securities that have been requested by such Purchaser.  Such Purchaser (or a duly authorized representative thereof) has been afforded the opportunity to ask questions of the Company, and has reviewed and considered carefully all information it deems relevant in making an informed decision to purchase the Securities.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities, and confirms that it has not received or relied upon any such advice from the Company or the Placement Agent.  Such Purchaser understands that its investment in the Securities involves a high degree of risk, and agrees that it can maintain an illiquid investment in the Securities indefinitely, and can afford a complete loss of its investment.

(i)            No Governmental Review.  Such Purchaser understands that no governmental authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor has any such governmental authority passed upon or endorsed the merits of the offering of the Securities.  THE SECURITIES ARE NOT DEPOSITS AND ARE NOT INSURED BY THE FDIC.

(j)            Transfer or Resale.  Such Purchaser understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company and its counsel, to the effect that such Securities to be sold, assigned or transferred are being sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”), or another specified exemption from such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require registration under the Securities Act or compliance with another available exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws.

(k)           Contingency of Conversion Feature.  Such Purchaser understands that until the Company obtains the Stockholder Approval, the Preferred Shares may not be converted into the Conversion Shares.

(l)            Certain Trading Activities.  Such Purchaser has not directly or indirectly, nor has any Person who is subject to the direction or control of such Purchaser and who is acting on behalf of or pursuant to any understanding with such Purchaser, (i) engaged in any short sales involving the Company’s securities since the date that such Purchaser first became aware of the transactions contemplated hereby, or (ii) traded in securities of the Company while aware of material non-public information regarding the Company or its securities, including, without limitation, the existence of the proposed Follow-On Offering.  Such Purchaser covenants that neither it, nor any person who is subject to the direction or control of such Purchaser and who is acting on its behalf or pursuant to any understanding with it, will trade in securities of the Company while aware of material non-public information regarding the Company or its securities, and will not provide any such material non-public information to anyone else for any purpose other than to their advisors who have been directed to use such material non-public information solely for assisting the Purchaser in evaluating an investment in Preferred Shares and to hold such information strictly confidential.

ARTICLE 4
COVENANTS

4.1          Stockholders’ Meeting.  The Company shall take all action necessary to duly call, give notice of, convene and hold a special meeting of stockholders for the purpose of obtaining the Stockholder Approval, as promptly as reasonably practicable following the Closing (the “Stockholders’ Meeting”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”).  If the Company does not obtain the Stockholder Approval at the Stockholders’ Meeting, the Company agrees that it will take all necessary action to have the Proposals voted upon at any subsequent meeting of stockholders of the Company until the Stockholder Approval is obtained.

4.2          Proxy Material.  In connection with the Stockholders’ Meeting, the Company will promptly prepare and file with the SEC a proxy statement (as it may be amended or supplemented from time to time, the “Proxy Statement”) related to the consideration of the Proposals at the Stockholders’ Meeting, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as otherwise required by law, mail to its stockholders within the timeframe required by rules and regulations of the SEC the Proxy Statement and all other customary proxy or other materials for meetings such as the Stockholders’ Meeting and otherwise use commercially reasonable efforts to comply with all requirements of law applicable to any Stockholders’ Meeting.  The Proxy Statement shall include the recommendation of the Board that stockholders vote in favor of the adoption of all of the Proposals at the Stockholders’ Meeting.

4.3          Reservation of Shares.  Subject to receipt of the Stockholder Approval, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance as Conversion Shares, no less than the maximum number of shares of Common Stock then issuable upon conversion of the outstanding Preferred Shares.

4.4          Conduct of Business.  The Company agrees that during the period from the date of this Agreement to the Closing Date, the business and operations of the Company and its subsidiaries shall be conducted in the ordinary course of business consistent with past practice.

4.5          Reasonable Best Efforts; Cooperation.  Each party hereto shall use its reasonable best efforts to satisfy on the timely basis each of the covenants and conditions to be satisfied by it as provided in Article 4 and Article 5 of this Agreement.  Each party hereto shall refrain from taking any action which would render any representation or warranty contained in Article 3 of this Agreement inaccurate in any material respect as of the Closing Date.  Each party shall promptly notify the other of (i) any event or matter that would reasonably be expected to cause any of its representations or warranties to be untrue in any material respect as of the Closing Date or that would reasonably be expected to cause any of the conditions to closing provided in Article 5 not to be satisfied in the manner contemplated herein, or (ii) any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any of the transactions contemplated by this Agreement.

4.6          Bank Regulatory Approvals.  The parties shall file any and all required applications and notices (including any and all required ancillary documents) with the appropriate Bank Regulatory Authorities in connection with the transactions contemplated by the Transaction Documents to obtain as promptly as practicable any and all Bank Regulatory Approvals, and shall use its reasonable best efforts to take, or cause to be taken, all commercially reasonable actions necessary or advisable to obtain such

Bank Regulatory Approvals in a timely manner.  The CIBC Notificants will promptly notify the Company of the receipt of any action by the Federal Reserve Board upon their Change in Control Notice.

4.7          Voting Agreement.  Each Purchaser, individually and severally, and not jointly, agrees to vote or cause to be voted all shares of Common Stock that he, she or it directly or beneficially owns with the power to vote or direct the voting of such shares of Common Stock in favor of the adoption of all of the Proposals at the Stockholders’ Meeting.

4.8          Further Assurances.  Each party hereto shall execute and deliver such instruments and take such other actions prior to or after Closing as any other party may reasonably request in order to carry out the intent of this Agreement, including without limitation obtaining any required consents or approvals from third parties.  Each Purchaser confirms that it has not and will not participate in the Follow-On Offering.

ARTICLE 5
CLOSING CONDITIONS

5.1          Conditions to the Obligations of Each Party.  The respective obligations of each party to this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date with respect to the Preferred Shares of each of the following conditions:

(a)           Governmental Filings and Consents.  All material governmental consents, orders and approvals legally required for the consummation of the transactions contemplated hereby shall have been obtained and be in full force and effect, including each of the Bank Regulatory Approvals.

(b)           No Injunctions or Restraints.  No court or other Governmental Authority having jurisdiction over the Company or any of its subsidiaries or any Purchaser shall have instituted, enacted, issued, promulgated, enforced or entered any legal requirement (whether temporary, preliminary or permanent) that is then in effect and that (i) has the effect of making illegal or otherwise prohibiting or invalidating consummation of any of the Transactions or any provision of this Agreement or any of the other Transaction Documents or (ii) seeks to restrain, prohibit or invalidate the consummation of any of the Transactions or to invalidate any provision of this Agreement or any of the other Transaction Documents.

(c)           Follow-on Offering.  The Follow-On Offering Closing shall have been consummated.

5.2          Conditions to Obligations of the Company.  The obligation of the Company hereunder to issue and sell the Preferred Shares to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

(a)           Each Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)           Each Purchaser shall have delivered to the Company the Purchase Price for the Preferred Shares being purchased by such Purchaser at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c)           Each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(d)           The representations and warranties of each Purchaser contained in Section 3.2 shall be true and correct on and as of the Closing Date as if made on and as of such date, other than representations and warranties which address matters only as of a certain date, which shall be true and correct as of such certain date, except for such failures to be true and correct as individually or in the aggregate, did not, and would not reasonably be expected to result in, a Material Adverse Effect.

5.3          Conditions to Obligations of Each Purchaser.  The obligation of each Purchaser hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that, except with respect to the CIBC Notificants, the conditions set forth in Section 5.3(a), these conditions are for the Purchasers’ sole benefit and may be waived by the Majority of Purchasers in their discretion on behalf of all Purchasers at any time by providing the Company with prior written notice thereof:

(a)           The Federal Reserve Bank shall have provided its notice of no-objection to the Change in Control Notice filed by the CIBC Notificants.  No Purchaser shall have an obligation to purchase Preferred Shares prior to the CIBC Notificants’ receipt of such notice of no-objection to the Change in Control Notice filed by the CIBC Notificants.

(b)           The Company shall have duly executed and delivered (i) each of the Transaction Documents, and (ii) stock certificates representing the Preferred Shares (in such number as is set forth across from each Purchaser’s name in column (3) of the Schedule of Purchasers) being purchased by each Purchaser at the Closing pursuant to this Agreement.

(c)           The Certificate of Designation for the Preferred Shares shall have been duly filed with the Secretary of State of the State of Nevada and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended.

(d)           The Company shall have performed, satisfied and complied in all material respects each of its respective covenants and agreements contained in this Agreement and required to be performed, satisfied or complied at or prior to the Closing.

(e)           The representations and warranties of the Company contained in Section 3.1 shall be true and correct on and as of the Closing Date as if made on and as of such date, other than representations and warranties which address matters only as of a certain date, which shall be true and correct as of such certain date, except for such failures to be true and correct as individually or in the aggregate, did not, and would not reasonably be expected to result in, a Material Adverse Effect.

ARTICLE 6
TERMINATION

6.1          Termination by Mutual Consent.  This Agreement may be terminated at any time prior to the Closing, by mutual written consent of the Company and the Majority of Purchasers.

6.2          Termination for Failure to Consummate the Follow-On Offering.  This Agreement will automatically terminate without further action by any of the parties hereto if, prior to the Follow-On Offering Closing, the Underwriting Agreement is terminated pursuant to its terms.

6.3          Termination for Failure to Obtain Bank Regulatory Approvals.  With respect to each Purchaser, this Agreement will automatically terminate without further action by any of the parties hereto if, notwithstanding such party’s compliance with Section 4.6 hereof, any Bank Regulatory Authority responsible for a Bank Regulatory Approval has formally notified the parties hereto that a Bank Regulatory Approval will not be obtained with respect to that Purchaser or if such Bank Regulatory Authority requests that the Company or the respective Purchaser, as applicable, withdraw any application or notice necessary to obtain a Bank Regulatory Approval.

6.4          Termination Because Conditions to Performance Not Met.  This Agreement may be terminated;

(a)           by the Company upon written notice in the event of a material breach of any covenant or agreement to be performed or complied with by the Purchasers pursuant to the terms of this Agreement, which breach would result in a condition to Closing set forth in Section 5.2 hereof becoming incapable of fulfillment or cure (which condition has not been waived by the Company in writing); or

(b)           by a Majority of Purchasers upon written notice in the event of a material breach of any covenant or agreement to be performed or complied with by the Company pursuant to the terms of this Agreement, which breach would result in a condition to Closing set forth in Section 5.3 hereof becoming incapable of fulfillment or cure (which condition has not been waived by a Majority of Purchasers in writing).

6.5          Effect of Termination.  In the event of any termination of this Agreement, this Agreement shall become void and have no effect, without liability to any person in respect  hereof on the part of any party hereto, except for any liability resulting from such party’s breach of this Agreement prior to such termination.

ARTICLE 7

MISCELLANEOUS

7.1          Action by Majority of Purchasers.  Subject to the terms of this Section 7.1, each Purchaser hereby agrees that prior to the Closing the affirmative approval of the Majority of Purchasers shall have full power and authority to: (i) waive any of the conditions set forth in Section 5.3 hereof; and (ii) amend or modify any of the provisions of this Agreement and the other Transaction Documents; provided, however, that any such amendment or modification pursuant to this clause (ii) that (A) changes the purchase price, dividend rate, voting rights, conversion price, conversion rights, or exchange rights of any of the Securities, or (B) materially and adversely affects any other significant rights of Purchasers under this Agreement or any of the Transaction Documents, shall require the written consent of each Purchaser.

7.2          Survival.  The respective representations, warranties, covenants and agreements of the Company and the Purchasers set forth in this Agreement or any other Transaction Document or in any exhibit, schedule, certificate or instrument attached or delivered pursuant hereto or thereto (except covenants and agreements which are expressly required to be performed and are performed in full on or prior to the Closing Date) shall survive the Closing and the consummation of the Transactions contemplated by this Agreement for a period ending on the last to occur of (A) the date that Stockholder Approval is obtained, or (B) June 30, 2010.

7.3          Governing Law.  All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Illinois applicable to contracts made and wholly to be performed in such state without regard to conflicts of laws.

7.4          Non-Transferable; Successors.  None of the parties to this Agreement may assign any of its rights under this Agreement without the prior consent of the other parties.  Subject to the preceding sentence, this Agreement and every representation, warranty, covenant, agreement and provision hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal and legal representatives.

7.5          Third-Party Beneficiaries.  Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

7.6          Notices.  Any notices delivered pursuant to or in connection with this Agreement shall be delivered to the applicable parties at the addresses set forth below:

If to the Company, to:

First Busey Corporation
201 West Main Street
Urbana, Illinois  61801

Telephone:  (217) 365-4516

Facsimile: (217) 365-4592
Attention:  Van Dukeman

President and CEO

If to the Purchasers, to the address set forth on Annex I.

or to such other Person or place as the Company or the Purchasers, as the case may be, shall furnish to the other parties to this Agreement.

7.7          Entire Agreement.  This Agreement and any documents executed by the parties pursuant to this Agreement and referred to herein constitute the entire understanding and agreement of the parties hereto and supersede all other prior agreements and understandings, written or oral, relating to such subject matter between the parties.

7.8          Modification.  This Agreement may not be amended except by a written agreement signed by the Company and a Majority of Purchasers.

7.9          Severability.  If any provision of this Agreement is held to be prohibited by or invalid under applicable legal requirements, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement unless the consummation of the transactions contemplated by this Agreement is adversely affected thereby.

7.10       Further Assurances.  The parties agree:  (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

7.11       Enforcement of Agreement.  The parties acknowledge and agree that a non-breaching party would be irreparably damaged if any of the provisions of this Agreement are not performed and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone.  Accordingly, in addition to any other right or remedy to which a party may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement.

7.12       Brokers, etc.  The Company has retained Fox-Pitt Kelton Cochran Caronia and Waller as its placement agent (the “Placement Agent”) in connection with the offering and sale of the Preferred Shares, and will pay the fees and expenses of the Placement Agent, and indemnify, defend and hold harmless the Purchasers from any obligation to pay the Placement Agent’s fees and expenses.  No Purchaser has engaged, and each Purchaser agrees not to incur or create any obligation to pay any broker’s, finder’s or similar fees, commissions and expenses (other than fees and expenses owed by the Company to the Placement Agent) in connection with the transactions contemplated hereby, each Purchaser and shall indemnify, defend and hold harmless the Company from any claims for such fees, commissions and expenses incurred by such Purchaser’s action.

7.13       Counterparts.  This Agreement and any amendments thereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

COMPANY:		PURCHASERS:

FIRST BUSEY CORPORATION		AUGUST C MEYER, JR. 2009 GRAT-1

By:	/s/ Van A. Dukeman	/s/ August C. Meyer, Jr.
Name: Van A. Dukeman		August C. Meyer, Jr., Trustee
Title: President and Chief Executive Officer
RICK L. STEPHENS TRUST DATED 3-11-1999

/s/ Rick L. Stephens
Rick L. Stephens, Trustee

ELISABETH MEYER KIMMEL 2009 GRAT-1

/s/Elisabeth M. Kimmel
Elisabeth M. Kimmel, Trustee

INNA M. MEYER

/s/ Inna M. Meyer
Inna M. Meyer

GEORGE S. SHAPLAND

/s/ George S. Shapland
George S. Shapland

DOUGLAS C. MILLS

/s/ Douglas C. Mills
Douglas C. Mills

DAVID J. DOWNEY

/s/ David J. Downey
David J. Downey

VAN A. DUKEMAN

/s/ Van A. Dukeman
Van A. Dukeman

GREGORY B. LYKINS

/s/ Gregory B. Lykins
Gregory B. Lykins

JOSEPH M. AMBROSE

/s/ Joseph M. Ambrose
Joseph M. Ambrose

THOMAS M. GOOD

/s/ Thomas M. Good
Thomas M. Good

MARY LAKEY

/s/ Mary Lakey
Mary Lakey

V.B. LEISTER, JR.

/s/ V.B. Leister, Jr.
V.B. Leister, Jr.

DAVID B. WHITE

/s/ David B. White
David B. White

EDWIN A. SCHARLAU II

/s/ Edwin A. Scharlau II
Edwin A. Scharlau II

ROBIN N. ELLIOTT

/s/ Robin N. Elliott
Robin N. Elliott

E. PHILLIPS KNOX

/s/ E. Phillips Knox
E. Phillips Knox

N. JOHN WADDOCK

/s/ N. John Waddock
N. John Waddock

DAVID IKENBERRY

/s/ David Ikenberry
David Ikenberry

Annex I

SCHEDULE OF PURCHASERS

(1) PURCHASER NAME	(2) PURCHASER’S ADDRESS	(3) NUMBER OF PREFERRED SHARES	(4) AGGREGATE PURCHASE PRICE
August C. Meyer, Jr. 2009 GRAT-1		150	$15,000,000
Inna Meyer		100	10,000,000
Rick L. Stephens Trust dated 3-11-1999		50	5,000,000
Elisabeth Meyer Kimmel 2009 GRAT-1		20	2,000,000
George T. Shapland		20	2,000,000
Douglas C. Mills		15	1,500,000
David J. Downey		10	1,000,000
Van A. Dukeman		6	600,000
Gregory B. Lykins		5	500,000
Joseph M. Ambrose		5	500,000
V.B. Leister, Jr.		2	200,000
Thomas M. Good		2	200,000
David B. White		2	200,000
Mary Lakey		2	200,000
Edwin A. Scharlau II		1	100,000
Robin N. Elliott		1	100,000
E. Phillips Knox		1	100,000
N. John Waddock		0.75	75,000
David Ikenberry		0.25	25,000

Annex II

DEFINED TERMS

(a)           “Bank Regulatory Approvals” means the approvals and consents of each of the Bank Regulatory Authorities which are required to be obtained by any party hereto prior to consummation of the transactions contemplated by this Agreement, including, without limitation, approval of CIBC Notificant’s Change in Bank Control Act Notice by the Federal Reserve Bank.

(b)           “Bank Regulatory Authorities” means the Board of Governors of the Federal Reserve System, the FDIC or the DFPR, as applicable.

(c)           “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Shares.

(d)           “DFPR” means the Illinois Department of Financial and Professional Regulation.

(e)           “FDIC” means the Federal Deposit Insurance Corporation.

(f)            “Majority of Purchasers” means the holders of at least a majority in interest of the Purchasers as represented by the number of Preferred Shares for which such Purchasers have subscribed as set forth in the Schedule of Purchasers.

(g)           “Securities” means, collectively, the Preferred Shares and the Conversion Shares.

(h)           “Transaction Documents” means this Agreement, the Series A Certificate of Designations, the lock-up letter, the registration rights agreement and each of the other agreements entered into by the Company in connection with the transactions contemplated by this Agreement.

(i)            “Transactions” means the sale and issuance of the Preferred Shares to the Purchasers, the issuance of the Conversion Shares and the execution and delivery of the Transaction Documents and the consummation by the Company of all of the transactions contemplated by this Agreement.

(j)            “U.S. Treasury” means the United States Department of the Treasury.

(k)           In addition to the terms defined above, the following terms are defined elsewhere in this Agreement:

Term	Section Reference
Agreement	Preamble
Articles Amendment	3.1(h)(i)
Bank	Recitals
BHC Act	Recitals
Change in Control Notice	Recitals
CIBC Notificants	Recitals
Closing	2.3
Closing Date	2.3
Common Stock	Recitals
Company	Preamble
Federal Reserve Bank	Recitals
Federal Reserve Notice	Recitals
Follow-On Offering	Recitals
Follow-On Offering Closing	Recitals

Term	Section Reference
Offered Shares	Recitals
Offering Price	Recitals
Placement Agent	7.12
Preferred Shares	Recitals
Proposals	3.1(h)(ii)
Proxy Statement	4.2
Purchase Price	2.2
Purchaser(s)	Preamble
Regulation D	Recitals
Rule 144	3.2(j)
SEC	Recitals
Securities Act	Recitals
Series A Certificate of Designations	Recitals
Stockholder Approval	3.1(h)(ii)
Stockholder Approval Date	4.1
Stockholders’ Meeting	4.1
Underwriters	Recitals
Underwriting Agreement	Recitals

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